NUVEEN SYMPHONY LARGE-CAP VALUE FUND

NUVEEN SYMPHONY SMALL-MID CAP CORE FUND

SUPPLEMENT DATED SEPTEMBER 27, 2012

TO THE PROSPECTUS DATED JANUARY 31, 2012

The liquidations of Nuveen Symphony Large-Cap Value Fund and Nuveen Symphony Small-Mid Cap Core Fund are complete. Any references to Nuveen Symphony Large-Cap Value Fund and Nuveen Symphony Small-Mid Cap Core Fund in this prospectus are deleted.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-SYMP-0912P